SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

and

WELLS FARGO BANK, N.A.
 Trustee

POOLING AGREEMENT

Dated as of April 1, 2010

SEQUOIA MORTGAGE TRUST 2010-H1

ATTACHMENTS
Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Form of Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate

Exhibit E-2	Form of Purchaser’s Letter for Qualified Institutional Buyers
Exhibit F	Form of Purchaser’s Letter for Institutional Accredited Investors
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H	[Reserved]
Exhibit I	Additional Disclosure Notification
Exhibit J	Back-up Certificate to Form 10-K Certificate
Exhibit K	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit L	Additional Form 10-D Disclosure
Exhibit M	Additional Form 10-K Disclosure
Exhibit N	Additional Form 8-K Disclosure

Schedule A	Mortgage Loan Schedule

This POOLING AGREEMENT, dated as of April 1, 2010 (the “Agreement”), by and between SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”) and WELLS FARGO BANK, N.A., a national banking association, as trustee (the “Trustee”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement, the Servicing Agreement and in this Agreement and by the Depositor and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC” and the “Upper-Tier REMIC,” respectively).  Each Certificate, other than the Class R Certificate and the Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein.  The Class R Certificate represents and is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.

The Class LT-R Certificate evidences ownership of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”).  The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the interests in any REMIC formed hereby.  Each Lower-Tier Interest other than the LT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC.  The Upper-Tier REMIC shall hold as its assets the Lower-Tier Interests other than the LT-R Interest.

The Lower-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

Lower-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
LT-A1	(1)	(3)	A-1, R, A-IO
LT-B1	(2)	(3)	1-B1
LT-B2	(2)	(3)	1-B2
LT-B3	(2)	(3)	1-B3
LT-B4	(2)	(3)	1-B4
LT-R (4)	(1)	$50	N/A
LT-RR	(1)	$50	R

(1)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest will be a per annum rate equal to the Net WAC Rate for such Distribution Date.

(2)
The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest will be a per annum rate equal to the rate on its Corresponding Class of Certificates.

(3)
This interest shall have an initial class principal amount equal to the aggregate Initial Class Principal Amount of its Corresponding Class(es) of Certificates (other than any interest-only certificates).

(4)	The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Lower-Tier Interests based on the interest rates described above.  On each Distribution Date, Interest Shortfalls shall be allocated to each Lower -Tier Interest to the same extent that such Interest Shortfalls are allocated to the related Class of Upper-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable to with respect principal shall be deemed to have been distributed to the Lower-Tier Interests as follows:

(i)
first, to the Lower-Tier Interest LT-A1, the LT-R Interest and the LT-RR Interest, until their respective Class Principal Amounts equal the sum of the Class Principal Amounts of their Corresponding Classes of Certificates (other than any interest-only certificates) immediately after taking account of the distributions to such Classes of Certificates pursuant to Section 5.02;

(ii)
second, to the LT-B1 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iii)
third, to the LT-B2 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-2 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iv)
fourth, to the LT-B3 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-3 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(v)
fifth, to the LT-B4 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-4 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02; and

(vi)	finally, to the LT-R Interest, any remaining amounts.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.  The Class A-1, Class A-IO, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates represent regular interests in the Upper-Tier REMIC; the Class R Certificate represents the sole class of residual interest in the Upper-Tier REMIC; and the Class LT-R Certificate represents the sole class of residual interest in the Lower-Tier REMIC and does not represent an interest in the Upper Tier REMIC.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount or Class Notional Amount	Minimum Denominations or Percentage Interest
Class A-1	(1)	$222,378,000	$100,000
Class A-IO	(2)	(3)	100%
Class B-1	Net WAC Rate	$5,946,000	$100,000
Class B-2	Net WAC Rate	$2,379,000	$100,000
Class B-3	Net WAC Rate	$4,162,000	$100,000
Class B-4	Net WAC Rate	$2,973,233	$100,000
Class R	Net WAC Rate	$50(4)	100%

(1)
Until the Distribution Date in September 2014, the Certificate Interest Rate of the Class A-1 Certificates will be an annual rate equal to the lesser of (a) the Net WAC Rate and (b) 3.75%. On and after the Distribution Date in September 2014, the Certificate Interest Rate on the Class A-1 Certificates will be an annual rate equal to the Net WAC Rate minus 0.50%.

(2)
Until the Distribution Date in September 2014, the Certificate Interest Rate of the Class A-IO Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate minus 3.75%. On and after the Distribution Date in September 2014, the Certificate Interest Rate on the Class A-IO Certificates will be an annual rate equal to 0.50% (which is also the excess of the Net WAC Rate minus the Certificate Interest Rate on the Class A-1 Certificates).

(3)
The Class A-IO Certificate is an interest only Certificate and for any Distribution Date the Class Notional Amount of the Class A-IO Certificates is equal to the Class Principal Amount of the Class A-1 Certificates immediately before such Distribution Date.  The initial Class Notional Amount of the Class A-IO Certificates is $222,378,000.

(4)	Amounts allocated to the Class LT-R Certificates pursuant to Sections 5.02(a)(i) and 5.02(a)(ii) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $237,838,333.27.

In consideration of the mutual agreements herein contained, the Depositor and the Trustee hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01        Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 6.20(b)(i) hereof.

Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  As defined in Section 6.22.

Accrual Period:  With respect to any Distribution Date and for each Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgement:  The Assignment, Assumption and Recognition Agreement, dated April 28, 2010, assigning rights under the Servicing Agreement from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, and providing certain rights to the Controlling Holder.

Additional Form 10-D Disclosure:  As defined in Section 6.20(a)(i).

Additional Form 10-K Disclosure:  As defined in Section 6.20(b)(i).

Additional Servicer: Each affiliate of a Servicer that Services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor or the Servicer, who Services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans annually at the commencement of the calendar year prior to the year in which a Servicer Compliance Statement is required to be delivered).

Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Rate payable in respect thereto.

Adjustment Date:  As to any Mortgage Loan, the date on which the related Mortgage Rate adjusts in accordance with the terms of the related Mortgage Note.

Advance:  The payments required to be made by the Servicer with respect to any Distribution Date pursuant to the Servicing Agreement, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

 Aggregate Expense Rate:  The sum of the Servicing Fee Rate and the Trustee Fee Rate.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage:  As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having higher numerical Class designations than such Class.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be:  (i) the value (or the lowest value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinancing Mortgage Loan, such value (or the lowest value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinancing Mortgage Loan at the time of origination of such Refinancing Mortgage Loan by a Qualified Appraiser.

Assessment of Compliance:  As defined in Section 6.21(a).

Authenticating Agent:  The Trustee or any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The initial Authenticating Agent shall be the Trustee under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Distribution Amount:  With respect to any Distribution Date, the sum of the following amounts: (i) all scheduled payments of interest (net of the Servicing Fee and the Trustee Fee) and principal due during the related Due Period, together with any Advances in respect thereof; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all partial or full Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received with respect to such Distribution Date as the Substitution Amount and the Purchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by the Originator or the Seller as of such Distribution Date as a result of a breach of a representation or warranty or by the Controlling Holder pursuant to Section 2.07; and  (vii) the Clean-up Call Price paid by the party exercising its right to purchase the Mortgage Loans and terminate the Trust Fund, if applicable; minus

 (A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Servicing Agreement; and

(B)  the sum of all related fees, charges and costs, including indemnification amounts and costs of arbitration (other than the Trustee Fee and amounts required to be paid by the Trustee from its own funds pursuant to the Custodial Agreement), payable or reimbursable to the Trustee from the Trust Fund  under this Agreement and the Custodian under the Custodial Agreement, subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, in the order claims for payment of such amounts are received by the Trustee; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned between the Trustee and the Custodian, in proportion to the aggregate amount of deferred claims submitted as of the last day of the prior year.

Back-Up Certificate:  As defined in Section 6.20(e).

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code, as amended.

Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Certificate Registrar to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class A-1, Class A-IO, Class B-1, Class B-2, Class B-3 and Class B-4.

            Book-Entry Termination:  As defined in Section 3.09(c).

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of California, Maryland, Minnesota, Missouri or New York, (iii) a day on which banking institutions in the States of New York, Missouri or California are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Certificate:  Any one of the certificates signed by the Trustee and authenticated by the Trustee as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate (other than an Interest-Only Certificate), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all Realized Losses previously allocated to such Certificate; and (iii) any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Realized Loss amount has been applied will be increased sequentially, in order of seniority, by an amount equal to the lesser of (A) the principal portion of any Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, the Certificate Principal Amount of the Certificates with the lowest payment priority, including any Certificates whose Certificate Principal Amount has been reduced to zero, will be increased, up to the principal portion of any Realized Loss amounts previously allocated to those Certificates and not recovered.  For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date.  The Interest-Only Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 3.02.  The Trustee will act as the initial Certificate Registrar.

Certificate Writedown Amount:  The amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Interest-Only Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

Certificateholder:  The meaning provided in the definition of “Holder.”

Civil Relief Act:  The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class:  Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class LT-R Certificate:  The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest.

Class R Certificate:  The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the sole residual interest in the Upper-Tier REMIC.

Class Notional Amount:  With respect to the Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

Class Principal Amount:  With respect to each Class of Certificates (other than an Interest-Only Certificate), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.  With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Lower-Tier REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses allocated to such Lower-Tier Interest at the date of determination.

Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Class A-IO Certificates) immediately prior to such Distribution Date.

Clean-up Call: The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any date on which the Aggregate Stated Principal Balance is less than 10% or 5%, as applicable, of the Aggregate Stated Principal Balance as of the Cut-off Date, in accordance with the Servicing Agreement or Section 7.01(d) of this Agreement.

Clean-up Call Price: The price paid by the party in exercising the Clean-up Call pursuant to the Servicing Agreement or Section 7.01(d) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  April 28, 2010.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  U.S. Securities and Exchange Commission.

Compensating Interest Payment: As to any Distribution Date, the lesser of (1) the Servicing Fee for such date and (2) any Prepayment Interest Shortfall for such date.

Controlling Holder:  At any time, any Affiliate of the Depositor other than the Seller, so long as such entity is the Holder of the majority of the Class Principal Amount of the most subordinate Class of Certificates then outstanding with a Class Principal Amount greater than zero; if an Affiliate of the Depositor other than the Seller is no longer the Holder of such Certificates, then no entity will have any rights under this Agreement as a Controlling Holder.  Neither the Depositor nor the Seller shall be a Controlling Holder.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

Corporate Trust Office:  With respect to the Trustee, the principal corporate trust office of the Trustee located at 9062 Old Annapolis Road, Columbia, Maryland 21045, electronic mail address: g=cts-spg-team-a-5@wellsfargo.com, Attention: Client Manager — Sequoia Mortgage Trust 2010-H1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention:  Corporate Trust Services — Sequoia Mortgage Trust 2010-H1.

Corresponding Class of Certificates:  With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

Credit Support Depletion Date:  The first Distribution Date, if any, on which the aggregate of the Class Principal Amounts of the Subordinate Certificates has been reduced to zero.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount, as applicable, of such Class immediately prior to such Distribution Date.

Custodial Accounts:  Each Custodial Account (other than an Escrow Account) established and maintained by the Servicer pursuant to the Servicing Agreement with respect to the Mortgage Loans.

Custodial Agreement: The Custodial Agreement, dated as of April 1, 2010, among the Depositor, the Seller, the Trustee and Wells Fargo Bank, N.A., as Custodian, as amended from time to time.  A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian:  A Person who is at anytime appointed by the Trustee and the Depositor as a custodian of all or a portion of the Mortgage Documents and the related Trustee Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and related Trustee Mortgage Files.  The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date:  April 1, 2010.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.04.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class LT-R and Class R Certificates.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with the Servicing Agreement.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Depositor:  Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Trustee pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in May 2010.

Distribution Date Statement:  As defined in Section 4.02.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the Servicing Agreement, exclusive of any days of grace.

Due Period:  As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of the Rating Agency at the time any amounts are held on deposit therein, or (ii) any other account acceptable to the Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent.  If the short-term credit rating of the depository institution or trust company that maintains the account or accounts is downgraded below "P-1" by Moody's, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)           direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)          (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt or at least “P-1” with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)         repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i)  above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)         securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt or at least “P-1” with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)          commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated at least “P-1” by the Rating Agency at the time of such investment;

(vi)         any other demand, money market or time deposit, obligation, security or investment as may be acceptable to the Rating Agency as evidenced in writing by such Rating Agency; and

(vii)        any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt or at least “P-1” with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, B-3 or Class B-4 Certificates and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account:  As defined in Section 1.01 of the Servicing Agreement.

Event of Default:  Any one of the conditions or circumstances enumerated as an “Event of Default” under the Servicing Agreement.

Exception Report:  As defined in the Custodial Agreement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Form 8-K Disclosure Information:  As defined in Section 6.20(c)(i).

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee or the Servicer, or any Affiliate of the Trustee or the Servicer shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, and, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded.  The Trustee and the Certificate Registrar may request and conclusively rely on certifications by the Servicer in determining whether any Certificates are registered to an Affiliate of the Servicer.

Home Valuation Code of Conduct:  The Home Valuation Code of Conduct effective as of May 1, 2009, as amended and in effect from time to time.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Index:  As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:   Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class.

Interest-Only Certificates:  The Class A-IO Certificates.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on such Distribution Date and all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Latest Possible Maturity Date:  The Distribution Date occurring in February 2040.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

LT-R Interest:  The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Margin:  As to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

Maximum Rate:  As to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgage Loan:  A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement:  The mortgage loan purchase and sale agreement, dated as of April 28, 2010, between the Seller and the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicer from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgaged Property:  The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate:  As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall:  With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Compensating Interest Payment paid by the Servicer in respect of such shortfall for such Due Period.

Net WAC Rate: With respect to any Distribution Date, the weighted average of the Net Mortgage Rates for all the Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of that Distribution Date, weighted on the basis of their Stated Principal Balances.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Servicer (as certified in an Officer’s Certificate of the Servicer), which in the good faith judgment of the Servicer, shall not be ultimately recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-Upper-Tier REMIC:  As defined in Section 9.01(d).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notional Amount:  With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

Officer’s Certificate:  A certificate signed by two Authorized Officers of the Depositor and delivered to the Trustee, as provided in this Agreement.

Officer’s Certificate of the Servicer:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President, a Senior Vice President or a Vice President (however denominated), and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, or by other duly authorized officers or agents of the Servicer and delivered to the Trustee, as required hereby.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Depositor, the Seller, the Servicer or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	6.50%
Class B-2	4.00%
Class B-3	3.00%
Class B-4	1.25%

Original Subordinate Class Principal Amount:  The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator:  CitiMortgage, Inc., as seller under the Servicing Agreement, and any successor thereto.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Trustee under this Agreement.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations:  The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Prepayment Interest Shortfall:  With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period:  With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Distribution Amount:  With respect to any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each full and  partial Principal Prepayment made by a Mortgagor during the related Prepayment Period; (c) the principal portion of each other unscheduled collection, including any Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period;  (d) that portion of the purchase price representing principal of any Mortgage Loans repurchased by the Originator in accordance with the Servicing Agreement or by the Seller in accordance with Section 2.04 herein or by the Controlling Holder in accordance with Section 2.07 herein, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any related Substitution Amount received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Principal Prepayment:  Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the Servicing Agreement.

Principal Prepayment In Full:  Any Principal Prepayment of the entire principal balance of the Mortgage Loans.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated April 23, 2010 and the accompanying prospectus dated April 22, 2010, relating to the Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.

Purchase Price:  With respect to any Mortgage Loan, the "Repurchase Price" as defined in the Servicing Agreement.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Home Valuation Code of Conduct with respect to conventional Mortgage Loans) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by the Originator for a Deleted Mortgage Loan in accordance with the Servicing Agreement which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate equal to the Mortgage Rate of the Deleted Mortgage Loan or in the case of an Adjustable Rate Mortgage Loan, have the same Index, a Margin that is not less than the margin of the Deleted Mortgage Loan and Adjustment Dates that are of the same frequency as those of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the Servicing Agreement.

Rating Agency:  Moody’s.

Realized Loss:    (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

(b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation; and

(c) with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by the Servicer and any Principal Forbearance Amount.

Record Date:  As to any Distribution Date, the last Business Day of the month preceding the month of such Distribution Date (or the Closing Date, in the case of the first Distribution Date).

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on Attachment 2 to the Servicing Agreement or Exhibit K with respect to the Trustee or the Custodian.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to the Servicer.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Reportable Event:  As defined in Section 6.20(c)(i).

Reporting Servicer:  As defined in Section 6.20(b)(i).

Residual Certificate:  The Class LT-R Certificates and the Class R Certificates.

Responsible Officer:  With respect to the Trustee or Certificate Registrar, any officer in the corporate trust department or similar group of the Trustee or Certificate Registrar with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate:  Any Class B-3, Class B-4, Class R or Class LT-R Certificate.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreement, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Seller:  RWT Holdings, Inc., a Delaware corporation.

Senior Certificate:  Any one of the Class A-1, Class R , Class LT-R or Class A-IO Certificates, as applicable.

Senior Percentage:  With respect to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amounts of the Class or Classes of Senior Certificates (other than the Interest-Only Certificates) immediately prior to such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans for such Distribution Date.

Senior Prepayment Percentage:  With respect to any Distribution Date occurring before the Distribution Date in May 2017, 100%.  Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring in or after May 2017 shall be as follows:

 (i) in or after May 2017 to and including April 2018, the Senior Percentage plus 70% of the Subordinate Percentage for that Distribution Date;

(ii) in or after May 2018 to and including April 2019, the Senior Percentage plus 60% of the Subordinate Percentage for that Distribution Date;

(iii) in or after May 2019 to and including April 2020, the Senior Percentage plus 40% of the Subordinate Percentage for that Distribution Date;

(iv) in or after May 2020 to and including April 2021, the Senior Percentage plus 20% of the Subordinate Percentage for that Distribution Date; and

(v) in or after May 2021, the Senior Percentage for that Distribution Date;

 provided, however, that there shall be no reduction in the Senior Prepayment Percentage unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in May 2017, the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

Notwithstanding the above, if the Two Times Test is satisfied, on any Distribution Date (i) before the Distribution Date in May 2013, the Senior Prepayment Percentage shall equal the Senior Percentage for such Distribution Date plus 50% of an amount equal to the 100% minus the Senior Percentage for such Distribution Date and (ii) on or after the Distribution Date in May 2013, the Senior Prepayment Percentage shall equal the Senior Percentage for such Distribution Date.  In addition, if on any Distribution Date the allocation to the Senior Certificates then entitled to distributions of principal of full and partial Principal Prepayments and other amounts in the percentage required above would reduce the aggregate of the Class Principal Amounts of those Certificates to below zero, the Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

Senior Principal Distribution Amount:  With respect to the Mortgage Loans and any Distribution Date, the sum of:

(1)          the Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)          the Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”; and

(3)          with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

(x)           Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

 (y)          the Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan; and

 (4)         any amounts described in clauses (1) through (3) that remain unpaid with respect to the Senior Certificates from prior Distribution Dates;

provided, however, that if on any Distribution Date  the aggregate of the Class Principal Amounts of the Subordinate Certificates was reduced to less than or equal to 0.75% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount for each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will  be zero, until the aggregate of the Class Principal Amounts of the Senior Certificates is reduced to zero.

Servicer:  The Servicer under the Servicing Agreement.

Servicer Compliance Statement:  The annual compliance statement required to be delivered pursuant to Section 1.04 of Exhibit N to the Servicing Agreement.

Servicer Remittance Date:  The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the next succeeding Business Day, commencing in May 2010.

Servicing Advances:  As defined in the Servicing Agreement.

Servicing Agreement:  The Master Mortgage Loan Purchase and Servicing Agreement dated and effective as of March 1, 2010 between CitiMortgage, Inc. and RWT Holdings, Inc., as it may be amended or supplemented from time to time as permitted thereunder and as modified by the Acknowledgment.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Servicing Fee Rate:   A per annum rate equal to 0.25%, or such other rate as may be agreed to by the Trustee pursuant to Section 6.14(d) of this Agreement.

Servicing Function Participant:  Any Subservicer or Subcontractor, other than the Servicer or the Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Modification: Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Servicing Agreement.

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to the Servicing Agreement, as such list may from time to time be amended.

Servicing Transfer Costs:  All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor servicer and the transfer of servicing from a predecessor servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor servicer, the documentation of the assumption of servicing by the successor servicer, the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee or other successor servicer to service the Mortgage Loans properly and effectively.

Startup Day:  The day designated as such pursuant to Section 9.01(b) hereof.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor.

Step-Down Test:   As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO or bankruptcy status), Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date and any Mortgage Loans 90 or more days Delinquent that were purchased by the Controlling Holder within the 12 months prior to that Distribution Date, averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

Second, cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date occurring in the period from May 2017 to and including April 2018, 30% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from May 2018 to and including April 2019, 35% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from May 2019 to and including April 2020, 40% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from May 2020 to and including April 2021, 45% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in May 2021 and thereafter, 50% of the Original Subordinate Class Principal Amount.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer (or a Subservicer of the Servicer).

Subordinate Certificate:  Any of the Class B-1, Class B-2, Class B-3 or Class B-4 Certificates.

Subordinate Class Percentage:  As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date.

Subordinate Prepayment Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount:  With respect to any Distribution Date and the Mortgage Loans, an amount equal to the sum of:

(1)           the Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date; and

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)           any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid.

Notwithstanding the above, with respect to each Class of Subordinate Certificates other than the Class B-1 Certificates, if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amount of all Classes of Subordinate Certificates that have a lower payment priority than that Class was reduced to less than or equal to 0.75% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of the Subordinate Principal Distribution Amount otherwise distributable to such Class or Classes on each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority, pro rata, based on their respective Class Principal Amounts and the excess, if any, will be included in the Senior Principal Distribution Amount for such Distribution Date.  If on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates was reduced to less than or equal to 0.75% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount on each succeeding Distribution Date will include all principal collections on the Mortgage Loans on that Distribution Date, and the Subordinate Principal Distribution Amount will  be zero, until the aggregate of the Class Principal Amounts of the Senior Certificates is reduced to zero, then to the Subordinate Certificates then outstanding, sequentially in order of payment priority, until the Class Principal Amount of each such Certificate is reduced to zero.

Subsequent Recovery:  Any amount recovered by the Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses of the Servicer) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer:  Any Person that (i) services Mortgage Loans on behalf of the Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, the Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

Substitution Amount:  For any month in which the Originator substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to the Servicing Agreement, the amount by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person:  With respect to each of the Lower Tier REMIC and the Upper Tier REMIC, the “tax matters person” as specified in the REMIC Provisions which shall initially be the party described as such in Section 9.01(k).

Trust Fund:  The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan.

Trustee:  Wells Fargo Bank, N.A., a national banking association organized and existing under the laws of the United States of America and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Fee: As to any Distribution Date, an amount equal to the product of (a) one-twelfth of the Trustee Fee Rate and (b) the aggregate Stated Principal Balance of the Mortgage Loans  as of the first day of the related Due Period.

Trustee Fee Rate: 0.0085% per annum.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

Two Times Test:  As to any Distribution Date, the test that will be satisfied if all of the following conditions are satisfied:  (i) the Subordinate Percentage is at least two times the Subordinate Percentage as of the Closing Date;  and (ii) the conditions described in clauses first and second of the definition of "Step Down Test" are satisfied.

UCC:  The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Underwriter:  Each of Citigroup Global Markets Inc. and J.P. Morgan Securities Inc.

Underwriter’s Exemption:  Prohibited Transaction Exemption (“PTE”) 90-88 (58 Fed. Reg. 52899 (1990)), as most recently amended and restated by PTE 2007-5 (72 Fed. Reg. 13130 (March 20, 2007)) or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

Underwriting Agreement:  The Underwriting Agreement, dated April 23, 2010, among the Seller, the Depositor, Redwood Trust, Inc. and the Underwriters.

Upper-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 98.00% of all Voting Interests shall be allocated to the Class A-1, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates in proportion to their respective Certificate Principal Amounts.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to each of the Class R and Class A-IO Certificates.  Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights.  The Class LT-R Certificate shall not have any voting rights.

Section 1.02    Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Servicer.  The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Servicer.

ARTICLE II

DECLARATION OF TRUST;
ISSUANCE OF CERTIFICATES

Section 2.01    Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all the right, title and interest of the Depositor in and to the Trust Fund.  Such conveyance includes, without limitation, (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the Acknowledgement, the Depositor’s rights under the Servicing Agreement and all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and release of Mortgage Documents, and preparation and delivery of the certifications relating to the Trustee Mortgage Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.  In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Acknowledgement and the Custodial Agreement.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files.

Section 2.02   Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)           The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the Custodian on its behalf of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3.2 of the Custodial Agreement.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

(b)          Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in Sections 3.2 and 3.3 of the Custodial Agreement.

(c)          Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)          Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)          Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgement, together with the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03    Representations and Warranties of the Depositor.

(a)          The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, as of the Closing Date or such other date as is specified, that:

(i)           the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)          the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)          the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)          this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)           there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)          immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)         This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)        The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)           Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)            None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)           The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04    Discovery of Seller Breach; Repurchase of Mortgage Loans.

(a)           Pursuant to Section 2 of the Mortgage Loan Purchase and Sale Agreement, the Seller has (i) represented and warranted as of the Closing Date that, immediately prior to its transfer of Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person and (ii) made certain other representations and warranties with respect to the Mortgage Loans, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representations and warranties.  The Depositor, for the benefit of the Trustee and the Certificateholders, hereby assigns any rights it has against the Seller with respect to such representations and warranties to the Trustee, and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

It is understood and agreed that the representations and warranties set forth in Section 2(b) of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such breach and request that the Depositor cure or cause the cure of such breach within 90 days from the earlier of the date that the Depositor discovered or was notified of such breach, and if the Depositor does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such 90-day period (subject to Section 2.04(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase the Mortgage Loan no later than 120 days after its discovery or notice of such breach,, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase the Defective Mortgage Loan within 60 days from the date the defect was discovered.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (B) of the definition of Available Distribution Amount.

(b)          The Seller indemnifies and holds the Trust Fund, the Trustee, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

Section 2.05    Obligations in respect of Alleged Breach of Originator Representations and Warranties.

(a)           If the Controlling Holder has notified the Trustee that it will not pursue an action in respect of an alleged breach by the Originator of a representation and warranty set forth in Section 6.01 of the Servicing Agreement relating to the characteristics of the Mortgage Loans, then the Trustee will pursue such action only upon its receipt of  (i) written direction to do so by the Holders of 66 2/3% of the aggregate Voting Interests of the Class A-1 and Class A-IO Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee, and to provide any indemnification reasonably requested by the Trustee.  In connection with any such action, the Trustee shall seek reimbursement for the Trustee's costs and expenses from the Originator under the terms of the Servicing Agreement.  If the Trustee recovers any such costs and expenses from the Originator, the Trustee will pay such amounts to the Certificateholders that had provided funds to the Trustee pursuant to the agreement described in clause (ii) above.  Costs and expenses incurred by the Trustee pursuant to this Section 2.05(a) shall not be reimbursed by the Trust Fund.

(b)           If there is no Controlling Holder under this Agreement, the Trustee shall review or cause to be reviewed each Mortgage Loan that has been Delinquent for more than 120 days, other than any such Mortgage Loan that was the subject of a previous arbitration proceeding under the Servicing Agreement,  to review whether there is evidence of any breaches of the representations and warranties given by the Originator or Seller occurred.  The Trustee may engage a third party or Wells Fargo Bank, N.A., to perform such review and report its findings to the Trustee.  Any such review shall include, at a minimum, a review as to whether the Mortgage Loan was underwritten in accordance with the Originator's underwriting standards in effect at the time of origination, whether the Mortgage Loan was originated in accordance with all applicable laws and regulations, and whether any fraud may have occurred in connection with the origination of the Mortgage Loan.   If as a result of such review, there is evidence that a breach of representation or warranty may have occurred requiring the Originator or Seller to repurchase the related Mortgage Loan, then the Trustee will enforce such repurchase obligation, including participating in an arbitration proceeding pursuant to the Servicing Agreement if necessary.  Any fees, costs and expenses incurred by the Trustee pursuant to this Section 2.05(b), to the extent not reimbursed by the Originator or Seller, as applicable, within ninety days of a written request from the Trustee, shall be reimbursed by the Trust Fund, subject to the limitation in clause (B) of the definition of Available Distribution Amount.  In connection with any such action against the Originator, the Trustee shall seek reimbursement for the Trustee's fees, costs and expenses from the Originator under the terms of the Servicing Agreement.  If the Trustee recovers any such fees, costs and expenses from the Originator, the Trustee will pay such amounts to the Trust Fund.

(c)           Furthermore, if there is no Controlling Holder under this Agreement, except as otherwise specified in Section 2.05(b), the Trustee will pursue an action in respect of an alleged breach by the Originator of a representation and warranty set forth in Section 6.01 of the Servicing Agreement relating to the characteristics of the Mortgage Loans, only upon its receipt of  (i) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee, and to provide any indemnification reasonably requested by the Trustee.  In connection with any such action, the Trustee shall seek reimbursement for the Trustee's costs and expenses from the Originator under the terms of the Servicing Agreement.  If the Trustee recovers any such costs and expenses from the Originator, the Trustee will pay such amounts to the Certificateholders that had provided funds to the Trustee pursuant to the agreement described in clause (ii) above.  Costs and expenses incurred by the Trustee pursuant to this Section 2.05(c), to the extent not reimbursed by the Originator or the applicable Certificateholders, shall be reimbursed by the Trust Fund, subject to the limitation in clause (B) of the definition of Available Distribution Amount.

(d)           If the Originator has breached a representation under the Servicing Agreement stating that a Mortgage Loan is a "qualified mortgage" (as defined in the REMIC Provisions) and the Originator fails to repurchase such non-qualified Mortgage Loan within ninety days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered.  The Trustee will release the applicable Mortgage Loan upon receipt of the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06    Intention of Parties.

(a)           Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

(b)           The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in the Trust Fund, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor or the Trustee, (B) any change of location of the Seller or the Depositor,  or (C) any change under the relevant UCC or other applicable laws.  Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under the laws of an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

 Section 2.07    Controlling Holder Purchase Right and Assumption of Servicing Agreement Rights

(a)           The Controlling Holder may, at its option, purchase from the Trust Fund any Mortgage Loan that is 120 days or more Delinquent for a purchase price, determined in accordance with guidelines adopted by the Controlling Holder, to be the then fair market value of such Mortgage Loan at the time of purchase, provided that at the time of repurchase the Mortgage Loan remains Delinquent.  Upon receipt of such purchase price from the Controlling Holder, the Trustee shall release the applicable Mortgage Loan to the Controlling Holder in accordance with the procedures set forth in Section 2.04(a) hereof. Pursuant to the Servicing Agreement, any purchase under this Section 2.07 shall be subject to the prior consent of the Servicer, which consent shall be governed by Section 13(b) of the Acknowledgement.

(b)           By its purchase of the applicable Class of Subordinate Certificates, the Controlling Holder assumes the rights of the Trustee as  “Purchaser” under the Servicing Agreement as set forth in Section 12(a) of the Acknowledgement and shall be entitled to exercise such rights in its sole discretion.  The Depositor, the Controlling Holder and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Controlling Holder may exercise such rights in such a manner that may not be in the best interests of all of the Certificateholders, (ii) the Trustee shall have no liability with respect to any acts or omissions of the Controlling Holder in the exercise of such rights, and (iii) the Trustee shall have no duty or obligation to exercise any such rights in the place or stead of the Controlling Holder (so long as there is a Controlling Holder) or to monitor or oversee the exercise of any such rights by the Controlling Holder.

(c)           The Trustee shall cooperate with the Controlling Holder as may be reasonably necessary for the Controlling Holder to exercise its rights hereunder and under the Servicing Agreement; provided, however, that, except as otherwise provided in Section 2.05,  the Trustee shall not be required to take any  legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originator or Servicer with respect thereto unless and until it is directed in writing by the Controlling Holder and it is assured of the recovery of its expenses from the Controlling Holder.

(d)           The Controlling Holder shall indemnify the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Trustee (without negligence or willful misconduct on its part) with respect to claims of a third party arising from any act or omission of the Controlling Holder in the exercise of its rights as Controlling Holder hereunder and under the Servicing Agreement.

(e)            If  the Controlling Holder transfers its ownership interest in any Class of Certificates in a manner resulting in there being no Controlling Holder under this Agreement or a change in the Controlling Holder, it shall so notify the Trustee.   If the Depositor has actual knowledge of a change in the Controlling Holder or that there is no Controlling Holder under this Agreement, it shall so notify the Trustee.

ARTICLE III

THE CERTIFICATES

Section 3.01    The Certificates.

(a)           The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC.  The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.

(b)           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee  as described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(c)           The Class B-3, Class B-4, Class R and Class LT-R Certificates are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A.  The Class-B-3 and Class B-4 Certificates shall be issued initially as Book-Entry Certificates and the Class R and Class LT-R Certificates shall be issued only as Definitive Certificates.

Section 3.02    Registration.

The Trustee is hereby appointed, and the Trustee hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  The Trustee may appoint a bank or trust company to act as successor Certificate Registrar.  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee.  The Certificate Registrar may appoint, by a written instrument delivered to the Holders, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03    Transfer and Exchange of Certificates.

(a)           A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)           A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)          By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-2 hereto; and

 (ii)         The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d)    (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee or the Depositor to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee or the Depositor.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and neither the Trustee nor the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii) If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding two paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(e)           As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)           Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Certificate Registrar and the Trustee shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt  by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IFAPPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [LT-R] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [LT-R] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(g)           Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)  Neither the Seller nor the Depositor shall be the Holder of any Subordinate Certificates.

Section 3.04    Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05    Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.

Section 3.06    Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07    Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)           If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08    Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints itself as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee.  Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09    Book-Entry Certificates.

(a)          Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)           the provisions of this Section 3.09 shall be in full force and effect;

(ii)          the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)         to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)         the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)          Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)           If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  None of the Depositor, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01    Custodial Accounts; Distribution Account.

(a)          On or prior to the Closing Date, the Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the Servicing Agreement, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the Servicing Agreement, shall be deposited.  The Servicing Agreement requires the Servicer to remit to the Trustee, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the Servicing Agreement.

(b)          The Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of Wells Fargo Bank, N.A., as Trustee for the benefit of Sequoia Mortgage Trust 2010-H1 Holders of Mortgage Pass-Through Certificates.”  The Trustee shall, promptly upon receipt from the Servicer on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)          the aggregate of collections with respect to the Mortgage Loans remitted by the Servicer from the Custodial Accounts in accordance with the Servicing Agreement; and

(ii)         any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)          In the event the Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Trustee to withdraw such amount from the Distribution Account for repayment to the Servicer by delivery of an Officer’s Certificate of the Servicer to the Trustee which describes the amount deposited in error.

(d)          On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Trustee, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Trustee may, with the consent of the Depositor,  from time to time withdraw from the Distribution Account and pay to itself, the Custodian or the Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to the clauses (A) and (B) of the definition of Available Distribution Amount.

(e)          Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Trustee, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Trustee and Holders of the Sequoia Mortgage Trust 2010-H1 Certificates.  All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Trustee.  The Trustee shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.02   Reports to Certificateholders.

On each Distribution Date, the Trustee shall have prepared and shall make available to each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Servicer) (the “Distribution Date Statement”):

(a)          the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)          the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)          the amount of the distributions set forth in clause (a) allocable to interest;

(d)          the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)          the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)           the Aggregate Stated Principal Balance of the Mortgage Loans, the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans, at the beginning and at the end of the related Prepayment Period;

(g)          the aggregate Purchase Price deposited into the Distribution Account with respect to the Mortgage Loans and, to the extent set forth in a written notice from the Depositor, the purchase price deposited into the Distribution Account with respect to each Mortgage Loan purchased by the Controlling Holder pursuant to Section 2.07, which information may be presented in a footnote;

(h)          the Senior Percentage and the Subordinate Percentage for the following Distribution Date;

(i)           the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

(j)           the amount of the Servicing Fee paid to or retained by the Servicer and the amount of the Trustee Fee paid to or retained by the Trustee;

(k)          the aggregate amount of Advances for the related Due Period;

(l)           the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)         the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)          for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)          the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)          the amount of Realized Losses incurred during the preceding calendar month;

(q)          the cumulative amount of Realized Losses incurred since the Closing Date;

(r)           the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)          the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

(t)           any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(u)          the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(v)          the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(w)         the nature of any material breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(x)           the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(y)          the amount of any Subsequent Recoveries; and

(z)           the amount of any fees, charges and costs paid or reimbursed to the Trustee and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement.

On each Distribution Date, the Trustee shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg.

In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required by Form 10-D, including, but not limited to, the information required by Item 1121 (§229.1121) of Regulation AB.

The Trustee shall make such reports, any Form 10-K's and Form 10-D's relating to the Certificates filed under the Exchange Act and such other loan level information as the Depositor and the Trustee shall agree available each month via the Trustee’s website at http://www.ctslink.com.  Assistance in using the website may be obtained by calling the Trustee’s customer service desk at 1-866-846-4526.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Trustee and indicating such.  In preparing or furnishing the foregoing information to the Certificateholders, the Trustee shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Trustee by the Servicer, and the Trustee shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, the Trustee shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by the Servicer under the Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Trustee’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Trustee shall provide such information and documentation only to the extent that the Trustee would not be in violation of any applicable privacy laws.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01    Distributions Generally.

(a)           Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Trustee at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or in the case of any Class of Interest-Only Certificates or Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)           All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02    Distributions from the Distribution Account.

(a)          Subject to Sections 5.02(b) and (c), on each Distribution Date, the Available Distribution Amount, to the extent received by the Trustee, shall be withdrawn by the Trustee from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)           To the payment of the Interest Distribution Amount and any outstanding Interest Shortfalls on the Class A-1, Class R and Class LT-R Certificates, pro rata, based on the amount of interest to which each such Class is entitled and then to the Class A-IO Certificates, the Interest Distribution Amount for such date and Class and any outstanding Interest Shortfalls for such date and Class;

(ii)          Sequentially to the Class LT-R Certificates, the Class R Certificates and the Class A-1 Certificates, in that order, the Senior Principal Distribution Amount, until their respective Class Principal Amounts have been reduced to zero;

(iii)         to the Class B-1 Certificates, the Interest Distribution Amount and any outstanding Interest Shortfalls, in each case, for such Class on such date;

(iv)         to the Class B-1 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(v)          to the Class B-2 Certificates, the Interest Distribution Amount and any outstanding Interest Shortfalls, in each case, for such Class on such date;

(vi)         to the Class B-2 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(vii)        to the Class B-3 Certificates, the Interest Distribution Amount and any outstanding Interest Shortfalls, in each case, for such Class on such date;

(viii)       to the Class B-3 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(ix)          to the Class B-4 Certificates, the Interest Distribution Amount and any outstanding Interest Shortfalls, in each case, for such Class on such date;

(x)           to the Class B-4 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero; and

(xi)          To the Class LT-R Certificates and the Class R Certificates, any remaining amount of the Available Distribution Amount allocated as provided in Section 5.02(d).

(b)          On each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the remaining Senior Certificates, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls and second, to pay principal on a pro rata basis (on the basis of their Class Principal Amounts), to the remaining Senior Certificates (other than the Interest-Only Certificates).

(c)           Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates other than the Class B-1 Certificates on any Distribution Date the sum of the Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of principal shall be made to any such Classes.  The Subordinate Principal Distribution Amount shall be allocated among the Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

(d)           Amounts distributed to the Residual Certificates pursuant to Section 5.02(a)(xi) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date; provided, however, that the Class LT-R Certificate shall be entitled to any amounts representing net gain resulting from the sale of any REO Properties or other Liquidation Proceeds due to the Residual Certificates with respect to the Mortgage Loans.

(e)           For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(f)           Amounts distributed to the Certificates (other than the Class LT-R Certificate) pursuant to this Section shall be deemed to have first been distributed from the Lower Tier REMIC to the Upper Tier REMIC in respect of the Lower Tier REMIC regular interests in accord with the distribution provisions for the Lower Tier REMIC set forth in the Preliminary Statement.

Section 5.03    Allocation of Losses.

(a)           On or prior to each Distribution Date, the Trustee shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by the Servicer.

(b)           On each Distribution Date, the Trustee shall allocate the principal portion of Realized Losses as follows:

first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-4 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, to each Class of Senior Certificates (other than the Interest-Only Certificates) (allocated among the Senior Certificates on a pro rata basis), in each case, until the Class Principal Amount of such Class of Senior Certificates is reduced to zero.

(c)           On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding the Class Principal Amount of the Class A-1 Certificates shall be reduced by the Certificate Writedown Amount.

(d)           Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)           Subsequent Recoveries in respect of the Mortgage Loans shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery.

(f)           Realized Losses and the amount of any Certificate Writedown Amount allocated by this Section to a Class of Certificates shall be allocated to the corresponding Lower Tier REMIC Interest and shall reduce the Class Principal Amount of such Lower Tier REMIC Interest to the same extent that the Class Principal Amount of such Class of Certificates is reduced pursuant to the provisions of this Section.  Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the corresponding  Lower Tier REMIC Interest.  To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of subsection 5.03(e), the principal balance of the corresponding Lower Tier REMIC Interest shall be increased by the same amount.

(g)  Any Class of Certificates whose Class Principal Amount has been reduced to zero due to the allocation of Realized Losses will nonetheless remain outstanding under this Agreement and will continue to be entitled to receive Subsequent Recoveries until the termination of the Trust Fund; provided, however, that any such Class of Certificates will not have any voting rights with respect to matters under this Agreement requiring or permitting actions to be taken by any Certificateholders.

Section 5.04  Servicer Obligations.

In the event of any inconsistency between this Agreement and the Servicing Agreement with respect to obligations of the Servicer, the provisions of the Servicing Agreement shall govern such obligations.

ARTICLE VI

CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

Section 6.01    Duties of Trustee.

(a)           The Trustee, except during the continuance of an Event of Default undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee pursuant to this Agreement, the Custodial Agreement, the Servicing Agreement or the Mortgage Loan Purchase and Sale Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee pursuant any such agreements.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s satisfaction, the Trustee will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(iv) and 6.02(vi).

(c)          The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.   No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)           The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)          For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Servicer to furnish information to the Trustee or payment on a Servicer Remittance Date when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)          No provision of this Agreement shall require the Trustee (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(iv)         The Trustee shall not be responsible for any act or omission of the Depositor, the Seller, the Servicer, the Custodian or the Controlling Holder.

(d)          The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)           The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Agreement.

(f)           The Trustee shall not be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under the Servicing Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of the Servicing Agreement.

(g)          Except as otherwise provided herein, the Trustee shall not have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

(h)          The Trustee shall not be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

(i)           Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)           The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement.

Section 6.02    Certain Matters Affecting the Trustee.

Except as otherwise provided in Section 6.01:

(i)           Before taking any actions hereunder, the Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)          The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)         The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)         Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of the Originator's representations and warranties, the provisions of Section 2.05 must be satisfied.

(v)          The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment, provided that the Trustee shall continue to be responsible for its duties and obligations hereunder to the extent provided herein;

(vi)         The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

(vii)        The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

(viii)       The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(ix)          The Trustee shall not have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale Agreement or the Servicing Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05.  In the event that the Trustee receives written direction from the requisite percentage of Certificateholders in accordance with Section 2.05 to make such investigation, then the Trustee shall engage a third party or Wells Fargo Bank, N.A. to perform such investigation and report its findings, the expense of which shall be included in the costs and expenses for which the Trustee is entitled to be reimbursed in accordance with Section 2.05.

In the event the Trustee deems the nature of any action required on its part to be unclear, the Trustee may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03    Trustee Not Liable for Certificates.

The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.   The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness.  The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.   The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04    Trustee May Own Certificates.

The Trustee and any Affiliate or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee or such agent, subject to Section 11.04.

Section 6.05    Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Servicer.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

Section 6.06    Resignation and Removal of Trustee.

(a)           The Trustee may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Depositor.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.  The successor trustee shall notify the Rating Agency and the Servicer of any change of Trustee.

(b)           If at any time any of the following events shall occur: (i) the Trustee ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Trustee fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Trustee by the Depositor, (iii) the Trustee fails to provide a Back-up Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.20, 6.21 and 6.22, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee of its property is appointed, or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee and the Depositor shall appoint a successor trustee by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee and one copy to the Servicer.

(c)           The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee and one copy to the Servicer; the Depositor shall thereupon appoint a successor trustee in accordance with this Section.

(d)           Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.07.

Section 6.07    Successor Trustee.

(a)           Any successor trustee appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder , and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder) all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.   The predecessor trustee shall also deliver to the Depositor the Back-up Certificate with respect to the portion of the calendar year in which the predecessor trustee acted as Trustee hereunder.

(b)           No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

(c)           Upon acceptance of appointment by a successor trustee, as provided in this Section, the predecessor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency.  The expenses of such mailing shall be borne by the Trustee.

Section 6.08    Merger or Consolidation of Trustee.

Any Person into which the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

Section 6.09    Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)          Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.

(b)           Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)            all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)           all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)          no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)          the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Servicer.

(d)           Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)           No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)            The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)           The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee.

Section 6.10    Authenticating Agents.

(a)           The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints itself as initial Authenticating Agent, and theTrustee accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

(b)           Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)           Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee (to the extent the Trustee is not the Authenticating Agent) and the Depositor.  The Trustee (to the extent the Trustee is not the Authenticating Agent) may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11    Indemnification of the Trustee.

Subject to the limitations described in clause (B) of  the definition of Available Distribution Amount, Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Trustee and Certificate Registrar hereunder, and each of its directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Mortgage Loans or other assets of the Trust Fund, or  the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the Trustee's performance of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates).

In connection with any claim as to which indemnification is to be sought hereunder:

(i)            the Trustee shall give the Depositor written notice thereof promptly after the Trustee shall have knowledge thereof;

(ii)           while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)          notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee and Certificate Registrar.

Section 6.12    Fees and Expenses of the Trustee and Custodian.

(a)           As compensation for its services hereunder, the Trustee shall be entitled to receive the Trustee Fee from amounts on deposit in the Distribution Account prior to payments to Certificateholders pursuant to Section 5.02.  The Trustee shall pay its own costs and expenses incurred in performing its duties hereunder and shall not be entitled to any other payment or reimbursement from the Trust Fund except as specifically provided in this Agreement.  If the Trustee is entitled to payment or reimbursement from the Trust Fund pursuant to this Agreement, the Trustee may withdraw such amounts from amounts on deposit in the Distribution Account, subject to the limitation in clause (B) of the definition of Available Distribution Amount.  At the request of the Depositor, the Trustee shall provide to the Depositor documentation evidencing its incurrence of expenses or fees as to which it is entitled to be paid from the Trust Fund.

(b)           The Trustee shall  pay, from its own funds without any right of reimbursement from the Trust Fund,  the fees and expenses of the Custodian as specified in the Custodial Agreement, and if the Custodial Agreement is terminated the Trustee shall pay such fees and expenses of any successor Custodian.

Section 6.13    Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the it pursuant to this Agreement.  The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14    Events of Default; Trustee To Act; Appointment of Successor.

(a)           If an Event of Default (other than an Event of Default described in clause (a) of Section 14.01 of the Servicing Agreement) shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed under the Servicing Agreement, the Trustee may, and if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, shall terminate all of the rights and obligations of the Servicer under the Servicing Agreement; provided, however, that in the case of the preceding clause (ii), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders.

If an Event of Default described in clause (a) of Section 14.01 of the Servicing Agreement shall occur, then the Trustee, by notice in writing to the Servicer, shall terminate all of the rights and obligations of the Servicer under the Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Rating Agency of the nature and extent of such Event of Default.  The Trustee shall promptly give written notice to the Servicer of a default under the Servicing Agreement if (a) the Servicer fails to pay any Monthly Advance owed on any Servicer Remittance Date when due, (b) the Servicer fails to remit payments owed on any Servicer Remittance Date or (c) the Servicer fails to deliver Mortgage Loan-level data when due.

Upon termination of the rights and obligations of the Servicer under the Servicing Agreement in connection with an Event of Default, the successor servicer shall not be required to purchase or reimburse the terminated Servicer's advance receivables under the Servicing Agreement.  For the avoidance of doubt, to the extent that the terminated Servicer and a successor servicer have each made advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Servicer and a successor servicer in the order that such advances were made.

(b)           On and after the time the Servicer receives a notice of termination from the Trustee or the Trustee receives the written resignation of the Servicer pursuant to the Servicing Agreement, the Trustee, unless another servicer shall have been appointed, shall be the successor in all respects to the Servicer in its capacity as such under the Servicing Agreement and the transactions set forth or provided for therein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer thereunder; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer’s failure to provide information required by the Servicing Agreement shall not be considered a default by the Trustee thereunder and provided further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions of the Servicer can be fully transferred to a successor servicer (including the Trustee).  In addition, the Trustee shall have no responsibility for any act or omission of the Servicer other than any act or omission performed by the Trustee if it assumes the obligations of the Servicer as a successor Servicer.  The Trustee shall have no liability relating to the representations and warranties of the Servicer set forth in Sections 6.01 or 6.02 of the Servicing Agreement.  In the Trustee’s capacity as  successor servicer, the Trustee shall have the same limitations on liability granted to the Servicer under the Servicing Agreement.

(c)           Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, is a Fannie Mae or Freddie Mac-approved servicer and meeting such other standards for a successor servicer as are set forth in this Agreement and the Servicing Agreement, as the successor to such Servicer in the assumption of all of the responsibilities, duties or liabilities of a servicer, like the Servicer.  Any entity designated by the Trustee as a successor servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties under the Servicing Agreement.

The Trustee and such successor shall take such actions, consistent with this Agreement and the Servicing Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted under the Servicing Agreement which are not inconsistent herewith or therewith.  Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder or under the Servicing Agreement by reason of any failure to make, or any delay in making, any distribution hereunder or thereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Servicer to cooperate as required by the Servicing Agreement, (iii) the failure of the Servicer to deliver the Mortgage Loan data to the Trustee as required by the Servicing Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.  No successor servicer shall be deemed to be in default hereunder or under the Servicing Agreement by reason of any failure to make, or any delay in making, any distribution thereunder or any portion thereof caused by (i) the failure of the Trustee to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee to cooperate as required by this Agreement and the Servicing Agreement.

(d)           In connection with such appointment and assumption of a successor servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  The Trustee shall have the right to agree to compensation of a successor servicer in excess of that permitted to the Servicer under the Servicing Agreement if such increase is necessary or advisable to engage a successor servicer.  Notwithstanding anything herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or for any differential in the amount of the Servicing Fee paid and the amount necessary to induce any successor servicer to act as successor servicer under the Servicing Agreement and the transactions set forth or provided for therein.  The Trustee may amend the Servicing Agreement to effect this change to the Servicing Fee without the consent of the Certificateholders.

(e)           To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by a Servicer, the termination of a Servicer, any appointment of a successor servicer and/or any transfer and assumption of servicing by the Trustee or any successor servicer with respect to the Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Servicer, the evaluation of the potential termination and/or the actual termination of the Servicer and the appointment of a successor servicer and (ii) all Servicing Transfer Costs) are not fully and timely reimbursed by the terminated Servicer, then (a) the successor Servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor Servicer in reimbursement of outstanding Advances and Servicing Advances, and the successor Servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Servicer pursuant to the Servicing Agreement or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and successor servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (B) of the definition of Available Distribution Amount.

In addition, any information about the Mortgage Loans acquired or obtained by Wells Fargo Bank, N.A. in its capacity as Certificate Registrar under this Agreement or as Custodian under the Custodial Agreement shall not be attributable to the Trustee unless communication of that information to the Trustee is an express duty of such person under this Agreement or the Custodial Agreement.

Section 6.15    Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement or the Servicing Agreement, no remedy provided for by this Agreement or the Servicing Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16     Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any default or Event of Default by the Servicer in the performance of its obligations under the Servicing Agreement, except that a default in the making of any Advances or Servicing Advances pursuant to the Servicing Agreement or any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Servicing Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17   Notification to Holders.

Upon termination of the Servicer or appointment of a successor to the Servicer pursuant to the Servicing Agreement, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18   Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or the Servicing Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement or the Servicing Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or thereunder or in relation hereto or thereto and (ii) the terminating of the Servicer or any successor servicer from its rights and duties as Servicer under the Servicing Agreement) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19    Preparation of Tax Returns and Other Reports.

(a)           The Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Trustee shall file federal tax returns, all in accordance with Article IX hereof.  If the Trustee is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Trustee shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Trustee’s possession).  The Trustee shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law.

(b)           The Trustee shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Trustee shall also file a Form 8811 as required.  The Trustee, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor.  The Trustee shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.

Section 6.20    Reporting to the Commission.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Trustee that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Trustee in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Trustee shall be entitled to rely on such representations in preparing and/or filing any such report.

(a)           Reports Filed on Form 10-D.

(i)            Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trustee shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Trustee shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto.  Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L hereto to the Depositor and the Trustee and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit L hereto, within 5 calendar days after the related Distribution Date, (i) the parties set forth thereon shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com, with a copy by facsimile to 443-367-3307) and the Depositor, to the extent known by a responsible officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit I hereto (an “Additional Disclosure Notification”) and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)          After preparing the Form 10-D, the Trustee shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Trustee will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Trustee (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Trustee shall be entitled to assume that such Form 10-D is in final form and the Trustee may proceed with the filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in subsection (d)(ii) of this Section 6.20.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Trustee.  Each party to this Agreement acknowledges that the performance by the Trustee of its duties under this Section 6.20(a) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Trustee shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)           Reports Filed on Form 10-K.

(i)            On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2011, the Trustee shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement, the Custodial Agreement and the Servicing Agreement, (i) the Servicer Compliance Statement for the Servicer and each Additional Servicer as described in the Servicing Agreement and the Trustee as required under this Agreement, (ii)(A) the Assessment of Compliance with servicing criteria for the Trustee, the Servicer, the Custodian, each Servicing Function Participant and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described in the Servicing Agreement, the Custodial Agreement and this Agreement and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for each Reporting Servicer, as described in the Servicing Agreement, the Custodial Agreement and this Agreement, and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) the certification required under Rule 13a-14(d) and 15d-14(d) under the Exchange Act executed by the Depositor (provided, however, that the Trustee, at its discretion, may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit M hereto to the Depositor and the Trustee and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit M hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2011, (i) the parties set forth on Exhibit M shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 443-367-3307) and the Depositor, to the extent known by a responsible officer thereof, a notice in the form of Exhibit I hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with any applicable  Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure or information in the Additional Disclosure Notification on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Additional Form 10-K Disclosure or information from the Additional Disclosure Notification in  Form 10-K pursuant to this paragraph.

(iii)          After preparing the Form 10-K, the Trustee shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Trustee in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Trustee shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and related certifications required under the Exchange Act and return an electronic or fax copy of such documents  (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 6.20(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Trustee.  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 6.20(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicer and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties.  The Trustee shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(c)           Reports Filed on Form 8-K.

(i)            Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Trustee shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Trustee and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit N hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties to this transaction shall be required to provide to the Trustee (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 443-367-3307) and the Depositor, to the extent known by a responsible officer thereof, a notice in the form of Exhibit I attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Trustee and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Trustee in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.  The Trustee has no duty under this Agreement to monitor or enforce the performance by the parties listed in Exhibit N of their duties under this paragraph and will not solicit or procure from such parties any Form 8-K Disclosure Notification.

(iii)          After preparing the Form 8-K, the Trustee shall forward electronically a copy of the Form 8-K to the Depositor for review.  Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Trustee in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K.  In the absence of receipt of any written changes or approval, the Trustee shall be entitled to assume that such Form 8-K is in final form and the Trustee may proceed with the execution and filing of the Form 8-K.  No later than noon (New York City time) on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 6.20(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Trustee will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Trustee.  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 6.20(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Trustee shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)           Delisting; Amendments; Late Filings.

(i)            On or prior to January 30, 2011, unless otherwise directed by the Depositor, the Trustee shall, in accordance with industry standards, prepare and file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”).  Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then it shall promptly notify the Trustee, and the Trustee shall recommence preparing and filing required Exchange Act reports.  Prior to January 30 of the following calendar year, the Trustee shall, if directed to do so by the Depositor, in accordance with industry standards, prepare and file a Form 15.

In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (i) the Depositor shall notify the Trustee in writing not less than 10 days prior to the date on which such offering will be made; (ii) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (iii) the Trustee, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (ii) above); (iv) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s  Exchange Act reporting requirements have been reinstated; and (v) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Trustee in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.

In the event that the Depositor directs the Trustee to resume preparing and filing Exchange Act reports after a Form 15 has been filed with the Commission, the Trustee shall be entitled to receive additional compensation for such services from the Trust Fund, not to exceed $30,000 per year, for any additional year for which Exchange Act reporting is required to be done by the Trustee.

(ii)           In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Trustee will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Trustee will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Trustee will electronically notify the Depositor and the affected parties and the Trustee shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Trustee of its duties under this Section 6.20(d) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Trustee shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, the Trustee shall not file any Form 8-K, Form 10-D or Form 10-K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.

(e)           Sarbanes-Oxley Certification Back-up.

In connection with the annual certification to be delivered by the Depositor pursuant to Rules 13a-14d and 15d-14(d) of the Exchange Act, the Trustee shall provide, and the Trustee shall cause any Servicing Function Participant engaged by it to provide, to the Depositor, by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit J, upon which the Depositor and its officers, directors and Affiliates can reasonably rely.  In the event the Trustee or any Servicing Function Participant engaged by the Trustee is terminated or resigns pursuant to the terms of this Agreement, such party shall provide a Back-Up Certification to the Depositor pursuant to this Section 6.20(e) with respect to the period of time it was subject to this Agreement.

Section 6.21    Annual Assessments of Compliance.

(a)           On or before March 1 of each calendar year, commencing in March 2011, the Trustee shall furnish or otherwise make available, and the Trustee shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, at its own expense, to the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.20(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)           Promptly after receipt of each Assessment of Compliance delivered pursuant to this Agreement and the Servicing Agreement, (i) the Depositor shall review each such report and, if applicable, consult with the Trustee, the Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Trustee shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit K in respect of the Trustee or Attachment 2 to the Servicing Agreement in respect of the Servicer and notify the Depositor of any exceptions.  None of such parties will be required to deliver any such assessments until March 30 in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust Fund for the preceding calendar year.

(c)           The Depositor shall enforce any obligation of the Servicer and the Custodian, to the extent set forth in the Servicing Agreement or the Custodial Agreement, as applicable, to deliver to the Trustee an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the Servicing Agreement or the Custodial Agreement, as applicable.

(d)           The Trustee's obligation to provide assessments of compliance and attestations under this Section 6.21 and Section 6.22 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Trust Fund, but shall become effective after such a filing if the Trust is required to continue to file reports under the Exchange Act as contemplated in Section 6.20(d)(i).

Section 6.22    Accountant’s Attestation.

(a)           On or before March 1 of each calendar year, commencing in 2011, the Trustee, at its own expense, shall cause, and the Trustee shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Trustee, the Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(b)           Promptly after receipt of each Accountant’s Attestations from the Servicer, the Trustee, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Trustee shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)           The Depositor shall enforce any obligation of the Servicer and the Custodian, to the extent set forth in the Servicing Agreement and the Custodial Agreement, as applicable, to deliver to the Trustee an attestation as may be required pursuant to the Servicing Agreement or the Custodial Agreement, as applicable.

Section 6.23.    Intention of the Parties and Interpretation; Indemnification.

Each of the parties acknowledges and agrees that the purpose of Sections 6.20 and 6.21 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the Trustee shall comply with the reasonable requests made by the Depositor for delivery of such additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to the Trustee without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

The Trustee and any Servicing Function Participant engaged by the Trustee shall indemnify and hold harmless the Depositor and its Affiliates and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Assessment of Compliance or Accountant’s Attestation required under Sections 6.21 and 6.22, respectively, or any information, data or materials required to be included in any Exchange Act report or (b) any material misstatement or material omission in any Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning the Trustee.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or its Affiliates, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Depositor and its Affiliates, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

Section 6.24.    Inability to Perform or Bankruptcy of Deal Party.

(a)           If  the Servicer, Depositor or Seller or any other party with obligations, responsibilities or duties related to this transaction (for the purposes of this section only, a "Deal Party") ceases to exist, is judicially dissolved, files for bankruptcy (either voluntarily or involuntarily), becomes subject to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship or receivership, or otherwise becomes subject to any other supervisory authority restricting its actions, or for any other reason is unable to operate its business in the normal course and to the satisfaction of its duties herein, any obligations or responsibilities of such Deal Party, including but not limited to the obligation to file tax returns, indemnify other Deal Parties or third-party beneficiaries, file UCC amendments or continuation statements, or handle proceeds or other aspects resulting from the termination of the Trust Fund, may be performed by the Trustee (with the exception of any indemnification or reimbursement obligations) at the direction of more than 50% of the Aggregate Voting Interests of the Certificateholders.  If such holders fail to provide the Trustee with timely direction, the Trustee shall not be obligated to act.

(b)           If a Deal Party has ceased to act or exist in a manner as specified in (a) above, has not yet been replaced, and is subsequently required to consent to any amendment of any Transaction Document or any action performed pursuant to any Transaction Document, such requirement shall be automatically waived with regards to that party.  If a Deal Party has ceased to act or exist in a manner as specified in (a) above, has not yet been replaced, and is subsequently required to consent to any action taken under any Transaction Document, direct any action to be taken under any Transaction Document or provide notice under any Transaction Document for any reason, such requirement shall be performed by the Trustee, as applicable, pursuant to the provisions of (a) above.

(c)           If any Deal Party that has any obligations, responsibilities or duties to the Trust Fund under any agreement, including but not limited to repurchase obligations, shall voluntarily or involuntarily file for bankruptcy, the Trustee on behalf of the Holders shall protect the interest of the Trust Fund in relation to such bankruptcy proceeding in such manner as the Trustee deems appropriate, including but not limited to acting by and through the filing of proofs of claims and other appropriate actions, claims or responses, in such court as the Trustee shall determine to have jurisdiction thereof.

(d)           In the event of dissolution, bankruptcy or any other event that results in the inability of any Deal Party to perform its obligations or responsibilities under this Agreement, such entity shall provide the Trustee and/or Servicer with such limited powers of attorney as may be necessary to administer the Mortgage Loans and Trust Fund.  Such entity shall also ensure that any and all records related to the origination and/or servicing of such Mortgage Loans are preserved and transferred to the Trustee or Custodian.

(e)           Any costs, expenses or fees related to performing these functions (including but not limited to fees of counsel and internal costs associated with personnel not ordinarily engaged in the ordinary, ongoing duties of the Trustee) shall be reimbursed from the Distribution Account pursuant to Section 6.12, subject to the limitations in clause (B) of the definition of Available Distribution Amount.  The Trustee may charge a reasonable and customary fee in connection with performing, as necessitated by this Section 6.24, any obligations, responsibilities or duties of another Deal Party under this Agreement, and such fee shall be paid from the Distribution Account pursuant to Section 6.12, subject to the limitations in clause (B) of the definition of Available Distribution Amount.  If the Trustee reasonably believes that its fees, expenses and costs relating to its actions under this Section 6.24 will exceed the amounts provided for in the definition of Available Distribution Amount, it shall refrain from taking any such actions unless it has received reasonable indemnity against such amounts from the party or parties requesting such actions.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND
TERMINATION OF THE TRUST FUND

Section 7.01    Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)           The obligations and responsibilities of the Trustee created hereby (other than the obligation of the Trustee to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call pursuant to the Servicing Agreement or this Agreement and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)           In connection with an exercise of the Clean-up Call pursuant to the Servicing Agreement or this Agreement, the Trustee shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)           The Depositor, the Servicer, the Trustee and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

(d)          On any date on which the Aggregate Stated Principal Balance is less than five percent (5%) of the Aggregate Stated Principal Balance as of the Cut-off Date, Redwood Trust, Inc. or its successor may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price.  Redwood Trust, Inc., or its successor shall provide to the Trustee not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a "qualified liquidation" under the REMIC Provisions.  Redwood Trust, Inc. is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  The Depositor and the Trustee hereby consent to such exercise.

Section 7.02    Procedure Upon Redemption and Termination of Trust Fund.

(a)           If on any Determination Date the Trustee determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Trustee shall promptly send a final distribution notice to each Certificateholder.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust Fund, the Trustee shall terminate the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)           In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)           Any reasonable expenses incurred by the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03    Additional Trust Fund Termination Requirements.

(a)           Any termination of the Trust Fund in connection with the Clean-Up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Trustee receives an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)            Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

(ii)           Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the assets to the purchaser thereof as instructed by the Servicer;

(iii)          On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)          In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)           By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01    Limitation on Rights of Holders.

(a)           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)           No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02    Access to List of Holders.

(a)           If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)           If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)           Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Certificate Registrar and the Trustee that neither the Depositor, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03    Acts of Holders of Certificates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where expressly required herein, to the Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this Section.  The Trustee shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)           The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee nor the Depositor shall be affected by any notice to the contrary.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

REMIC ADMINISTRATION

Section 9.01    REMIC Administration.

(a)           REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made  by the Trustee on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)           The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The “latest possible maturity date” for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)           The Trustee shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Trustee shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Trustee in fulfilling its duties hereunder (including its duties as tax return preparer).  The Trustee shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account, provided, however, the Trustee shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.19 and this Section.

(d)           The Trustee shall prepare, sign and file, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Trustee.  In preparing such returns, the Trustee shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”):  (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

(e)           The Trustee or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Trustee shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)           The Trustee and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  Neither the Trustee nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action but not at the expense of the Trustee) to the effect that the contemplated action (or inaction, as the case may be) will not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee its respective designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Certificateholders.  The Trustee may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee.

(g)           Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)           The Trustee shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)            No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)            The Trustee shall not enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)           The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class LT-R Certificate is hereby designated as “tax matters person” with respect to the Lower-Tier REMIC and the Holder Class R Certificate (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) is hereby designated as “tax matters person” with respect to the Upper-Tier REMIC and each such Holder shall be deemed by the acceptance of its Certificate to have appointed the Trustee to act as its agent to perform the duties of the “tax matters person” for each such REMIC.

Section 9.02    Prohibited Transactions and Activities.

Neither the Depositor nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement or (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b)  adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 9.03    Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Trustee of its duties and obligations set forth herein, the Trustee shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Trustee shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Servicer or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties  on which the Trustee has relied.  Notwithstanding the foregoing, however, in no event shall the Trustee have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under the Servicing Agreement or under the Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Trustee of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01    Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 10.02    Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 10.03    Amendment.

(a)           This Agreement may be amended from time to time by written agreement between the Depositor and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of the Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions or (v) if necessary in order to avoid a violation of any applicable law or regulation.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

(b)           This Agreement may also be amended from time to time by the Depositor and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)           Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agency.

(d)           It shall not be necessary for the consent of Holders under this Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)           Notwithstanding anything to the contrary in the Servicing Agreement, the Trustee shall not consent to any amendment of the Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement. In addition, neither the Trustee nor the Depositor shall consent to any amendment to the Servicing Agreement unless prior written notice of the substance of such amendment has been delivered to the Rating Agency.

(f)            Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s own rights, duties or immunities under this Agreement.

Section 10.04    Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Trustee, the Servicer or any Affiliates of the Trustee or the Servicer are not to be counted so long as such Certificates are owned by the Depositor, the Trustee, the Servicer or any Affiliate of the Trustee or the Servicer.

Section 10.05    Provision of Information.

(a)           For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

(b)           The Trustee shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.20 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Trustee in providing copies of such documents shall be reimbursed by the Depositor.

(c)           On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 10.06    Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.07    Notices.

(a)           All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

In the case of the Depositor:

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention:  Sequoia Mortgage Trust 2010-H1

In the case of the Seller:

RWT Holdings, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention:  Sequoia Mortgage Trust 2010-H1

In the case of the Trustee:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager — Sequoia Mortgage Trust 2010-H1

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
Facsimile number: 1-866-614-1273
Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com
Attention: Corporate Trust Services — Sequoia Mortgage Trust 2010-H1.

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and, (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)           Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register, or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor and the Trustee, by the Trustee on the Trustee website located at www.ctslink.com.  Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Trustee on the Trustee's website, in each instance, as soon as reasonably practicable.

Section 10.08    Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.09    Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 10.10    Headings Not To Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 10.11    Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 10.12    Special Notices to the Rating Agency.

(a)           The Depositor shall give prompt notice to the Rating Agency of the occurrence of any of the following events of which it has notice:

(i)            any amendment to this Agreement pursuant to Section 10.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 10.03(a);

(ii)           the occurrence of any Event of Default and any waiver of any Event of Default pursuant to Section 6.16

(iii)          the making of a final payment pursuant to Section 7.01; and

(iv)          any termination of the rights and obligations of the Servicer under the Servicing Agreement and any transfer of servicing under the Servicing Agreement.

(b)           All notices to the Rating Agency provided for this Section shall be in writing and sent by first class mail, telecopy, electronic mail or overnight courier, as follows:

Moody’s Investors Service
7 World Trade Center @ 250 Greenwich St.
New York, NY  10007
Electronic Mail:   servicerreports@moodys.com
Attn: Residential Mortgages

(c)           The Trustee shall provide or make available to the Rating Agency reports prepared pursuant to Section 4.02.  In addition, the Trustee shall, at the expense of the Trust Fund, make available to the Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Trustee.

Section 10.13    Conflicts.

To the extent that the terms of this Agreement conflict with the terms of the Servicing Agreement, the Servicing Agreement shall govern.

Section 10.14    Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 10.15    No Petitions.

The Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

WELLS FARGO BANK, N.A.,
as Trustee

By:	/s/ Sandra Whalen
Name: Sandra Whalen
Title: Vice President

Solely for purposes of Section 2.04 and Section 2.06(b)
accepted and agreed to by:

RWT HOLDINGS, INC.,
as Seller

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Officer

EXHIBIT A

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-l

Evidencing a beneficial interest in a pool of hybrid residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class A-1 Certificates: $222,378,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2040 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $222,378,000 Cut-off Date: April 1, 2010 CUSIP: 81744P AA3

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the succeeding Business Day, commencing in May 2010 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

2

IN WITNESS WHEREOF, Wells Fargo Bank, N.A., as Trustee, has caused this Certificate to be duly executed.

WELLS FARGO BANK, N.A.,
as Trustee

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

3

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of April 1, 2010 (the “Pooling Agreement”), between Sequoia Residential Funding, Inc., as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, and Class B-4.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Trustee at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2010-H1 or at such other address as the Trustee may designate from time to time.

4

The Pooling Agreement may be amended by the Trustee and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

5

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement and the Servicing Agreement, the Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Servicer, an affiliate of the Depositor and the Seller will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the initial Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: _____________________________	______________________________________
Signature by or on behalf of Assignor
____________________________________	______________________________________
Authorized Officer	Signature Guaranteed

____________________________________	____________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

__________________________________________________________________________

for the account of  ___________________________________________________________

account number _______________________ or, if mailed by check, to _________________

__________________________________________________________________________

Applicable reports and statements should be mailed to  ______________________________

__________________________________________________________________________

This information is provided by __________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.  THE CERTIFICATE  NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 90-88, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO

Evidencing a beneficial interest in a pool of hybrid residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional Amount of the Class A-IO Certificates: $222,378,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2040	Initial Certificate Notional Amount of this Certificates: $222,378,000 Cut-off Date: April 1, 2010
NUMBER 1	CUSIP: 81744P AB1

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-IO Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the succeeding Business Day, commencing in May 2010 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

IN WITNESS WHEREOF, Wells Fargo Bank, N.A., as Trustee, has caused this Certificate to be duly executed.

WELLS FARGO BANK, N.A.,
as Trustee

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of April 1, 2010 (the “Pooling Agreement”), between Sequoia Residential Funding, Inc., as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, and Class B-4.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Trustee at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2010-H1 or at such other address as the Trustee may designate from time to time.

The Pooling Agreement may be amended by the Trustee and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement and the Servicing Agreement, the Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Servicer, an affiliate of the Depositor and the Seller will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the initial Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ___________________________	____________________________________
Signature by or on behalf of Assignor
____________________________________	____________________________________
Authorized Officer	Signature Guaranteed

____________________________________	____________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

__________________________________________________________________________

for the account of  ___________________________________________________________

account number _______________________ or, if mailed by check, to _________________

__________________________________________________________________________

Applicable reports and statements should be mailed to  ______________________________

__________________________________________________________________________

This information is provided by __________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(e)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in a pool of hybrid residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-1 Certificates: $5,946,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2040	Initial Certificate Principal Amount of this Certificates: $5,946,000 Cut-off Date: April 1, 2010
NUMBER 1	CUSIP: 81744P AC9

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the succeeding Business Day, commencing in May 2010 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Wells Fargo Bank, N.A., as Trustee, has caused this Certificate to be duly executed.

WELLS FARGO BANK, N.A.,
as Trustee

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

4

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of April 1, 2010 (the “Pooling Agreement”), between Sequoia Residential Funding, Inc., as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, and Class B-4.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Trustee at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2010-H1 or at such other address as the Trustee may designate from time to time.

5

The Pooling Agreement may be amended by the Trustee and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement and the Servicing Agreement, the Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Servicer, an affiliate of the Depositor and the Seller will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the initial Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ___________________________	____________________________________
Signature by or on behalf of Assignor
____________________________________	____________________________________
Authorized Officer	Signature Guaranteed

____________________________________	____________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

__________________________________________________________________________

for the account of  ___________________________________________________________

account number _______________________ or, if mailed by check, to _________________

__________________________________________________________________________

Applicable reports and statements should be mailed to  ______________________________

__________________________________________________________________________

This information is provided by __________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(e)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in a pool of hybrid residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-2 Certificates: $2,379,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2040	Initial Certificate Principal Amount of this Certificates: $2,379,000 Cut-off Date: April 1, 2010
NUMBER 1	CUSIP: 81744P AD7

2

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the succeeding Business Day, commencing in May 2010 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

3

IN WITNESS WHEREOF, Wells Fargo Bank, N.A., as Trustee, has caused this Certificate to be duly executed.

WELLS FARGO BANK, N.A.,
as Trustee

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

4

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of April 1, 2010 (the “Pooling Agreement”), between Sequoia Residential Funding, Inc., as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, and Class B-4.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Trustee at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2010-H1 or at such other address as the Trustee may designate from time to time.

5

The Pooling Agreement may be amended by the Trustee and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

6

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement and the Servicing Agreement, the Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Servicer, an affiliate of the Depositor and the Seller will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the initial Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ____________________________	____________________________________
Signature by or on behalf of Assignor
____________________________________	____________________________________
Authorized Officer	Signature Guaranteed

____________________________________	____________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

__________________________________________________________________________

for the account of  ___________________________________________________________

account number _______________________ or, if mailed by check, to _________________

__________________________________________________________________________

Applicable reports and statements should be mailed to  ______________________________

__________________________________________________________________________

This information is provided by __________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(e)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in a pool of hybrid residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-3 Certificates: $4,162,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2040	Initial Certificate Principal Amount of this Certificates: $4,162,000 Cut-off Date: April 1, 2010
NUMBER 1	CUSIP: 81744P AE5

3

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the succeeding Business Day, commencing in May 2010 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

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IN WITNESS WHEREOF, Wells Fargo Bank, N.A., as Trustee, has caused this Certificate to be duly executed.

WELLS FARGO BANK, N.A.,
as Trustee

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

5

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of April 1, 2010 (the “Pooling Agreement”), between Sequoia Residential Funding, Inc., as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, and Class B-4.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Trustee at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2010-H1 or at such other address as the Trustee may designate from time to time.

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The Pooling Agreement may be amended by the Trustee and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

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On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement and the Servicing Agreement, the Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Servicer, an affiliate of the Depositor and the Seller will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the initial Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: _____________________________	____________________________________
Signature by or on behalf of Assignor
____________________________________	____________________________________
Authorized Officer	Signature Guaranteed

____________________________________	____________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

__________________________________________________________________________

for the account of  ___________________________________________________________

account number _______________________ or, if mailed by check, to _________________

__________________________________________________________________________

Applicable reports and statements should be mailed to  ______________________________

__________________________________________________________________________

This information is provided by __________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(e)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

2

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in a pool of hybrid residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-4 Certificates: $2,973,233 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2040	Initial Certificate Principal Amount of this Certificates: $2,973,233 Cut-off Date: April 1, 2010
NUMBER 1	CUSIP: 81744P AF2

3

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the succeeding Business Day, commencing in May 2010 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, Wells Fargo Bank, N.A., as Trustee, has caused this Certificate to be duly executed.

WELLS FARGO BANK, N.A.,
as Trustee

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

5

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of April 1, 2010 (the “Pooling Agreement”), between Sequoia Residential Funding, Inc., as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, and Class B-4.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Trustee at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2010-H1 or at such other address as the Trustee may designate from time to time.

6

The Pooling Agreement may be amended by the Trustee and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement and the Servicing Agreement, the Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Servicer, an affiliate of the Depositor and the Seller will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the initial Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: ____________________________	____________________________________
Signature by or on behalf of Assignor
____________________________________	____________________________________
Authorized Officer	Signature Guaranteed

____________________________________	____________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

__________________________________________________________________________

for the account of  ___________________________________________________________

account number _______________________ or, if mailed by check, to _________________

__________________________________________________________________________

Applicable reports and statements should be mailed to  ______________________________

__________________________________________________________________________

This information is provided by __________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60; OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR, AND UPON WHICH THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE SERVICER, AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE  PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE SERVICER, OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND OR ANY OF SUCH ENTITIES. A TRANSFEREE OF A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO HAVE MADE A REPRESENTATION AS REQUIRED HEREIN.

2

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in a pool of hybrid residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Amount of the Class R Certificates: $50 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2040	Initial Certificate Amount of this Certificates: $50 Cut-off Date: April 1, 2010
NUMBER 1	CUSIP: 81744P AG0

3

THIS CERTIFIES THAT RWT HOLDINGS, INC., is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the succeeding Business Day, commencing in May 2010 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, Wells Fargo Bank, N.A., as Trustee, has caused this Certificate to be duly executed.

WELLS FARGO BANK, N.A.,
as Trustee

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

5

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of April 1, 2010 (the “Pooling Agreement”), between Sequoia Residential Funding, Inc., as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, and Class B-4.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Trustee at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2010-H1 or at such other address as the Trustee may designate from time to time.

6

The Pooling Agreement may be amended by the Trustee and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement and the Servicing Agreement, the Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Servicer, an affiliate of the Depositor and the Seller will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the initial Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: _____________________________	____________________________________
Signature by or on behalf of Assignor
____________________________________	____________________________________
Authorized Officer	Signature Guaranteed

____________________________________	____________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

__________________________________________________________________________

for the account of  ___________________________________________________________

account number _______________________ or, if mailed by check, to _________________

__________________________________________________________________________

Applicable reports and statements should be mailed to  ______________________________

__________________________________________________________________________

This information is provided by __________________________________________

the assignee named above, or ______________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS LT-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS LT-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), (COLLECTIVELY, A "PLAN") NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60; OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR, AND UPON WHICH THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE SERVICER, AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE  PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE, THE SERVICER, OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND OR ANY OF SUCH ENTITIES. A TRANSFEREE OF A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO HAVE MADE A REPRESENTATION AS REQUIRED HEREIN.

2

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

Evidencing a beneficial interest in a pool of hybrid residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Amount of the Class LT-R Certificates: $50 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: February 2040	Initial Certificate Amount of this Certificates: $50 Cut-off Date: April 1, 2010
NUMBER 1	CUSIP: 81744P AH8

3

THIS CERTIFIES THAT RWT HOLDINGS, INC., is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under the Servicing Agreement and the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the succeeding Business Day, commencing in May 2010 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

4

IN WITNESS WHEREOF, Wells Fargo Bank, N.A., as Trustee, has caused this Certificate to be duly executed.

WELLS FARGO BANK, N.A.,
as Trustee

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:  ____________________________
AUTHORIZED SIGNATORY

Dated:  __________________________

5

SEQUOIA MORTGAGE TRUST 2010-H1
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling Agreement, dated as of April 1, 2010 (the “Pooling Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), and Wells Fargo Bank, N.A., as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, and Class B-4.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Trustee at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon or for any other purpose is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2010-H1 or at such other address as the Trustee may designate from time to time.

6

The Pooling Agreement may be amended by the Trustee and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class A-IO Certificate is issuable only in registered form as a single Certificate representing the entire Percentage Interest in that Class and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

7

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 10% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling Agreement and the Servicing Agreement, the Servicer may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Servicer, an affiliate of the Depositor and the Seller will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the initial Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement.

The Depositor, the Trustee, and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Pooling Agreement, this Certificate and the Pooling Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling Agreement, the Pooling Agreement shall be controlling.

8

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated: _____________________________	____________________________________
Signature by or on behalf of Assignor
____________________________________	____________________________________
Authorized Officer	Signature Guaranteed

____________________________________	____________________________________
Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

__________________________________________________________________________

for the account of  ___________________________________________________________

account number _______________________ or, if mailed by check, to _________________

__________________________________________________________________________

Applicable reports and statements should be mailed to  ______________________________

__________________________________________________________________________

This information is provided by __________________________________________

the assignee named above, or ______________________________________ as its agent.

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.
That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.
That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit.  For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.
That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; or (y) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

5.
That the Purchaser hereby acknowledges that under the terms of the Pooling Agreement, dated as of April 1, 2010 (the “Agreement”), by and between Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Trustee with respect to Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.
That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.
That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.
That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.
That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.  “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.
That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Trustee to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the _____ day of __________ 20__.

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

Date

Re:           Sequoia Mortgage Trust 2010-H1
Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:
Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:	Sequoia Mortgage Trust 2010-H1
Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling Agreement, dated as of  April 1, 2010 (the “Pooling Agreement”), by and between Sequoia Residential Funding, Inc., as Depositor and Wells Fargo Bank, N.A., as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling Agreement.

This letter relates to $__________ initial Certificate Principal Amount of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated: ___________, ____

E-1-1

EXHIBIT E-2

FORM OF PURCHASER’S LETTER FOR
QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ principal amount of Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)
We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, in the case of (B) or (D) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling Agreement, dated as of April 1, 2010 (the “Agreement”), by and between Sequoia Residential Funding, Inc., as Depositor and Wells Fargo Bank, N.A., as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)
We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)
We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)
We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)
If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

E-2-1

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-2-2

EXHIBIT F

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ principal amount of Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates, Class [___], (the “Restricted Certificates”), we confirm that:

(1)
We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling Agreement, dated as of  April 1, 2010 (the “Agreement”), by and between Sequoia Residential Funding, Inc., as Depositor and Wells Fargo Bank, N.A., as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)
We understand that, in connection with any proposed resale of any Restricted Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)
We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)
We are an Institutional Accredited Investor and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)
If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

F-1

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

F-2

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.      The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.      The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee and, the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling Agreement, dated as of April 1, 2010 (the “Agreement”), by and between Sequoia Residential Funding, Inc., as Depositor, and Wells Fargo Bank, N.A., as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

NOTARY PUBLIC

My commission expires the
_____ day of __________ 20___.

G-2

EXHIBIT H

[RESERVED]

H-1

EXHIBIT I

ADDITIONAL DISCLOSURE NOTIFICATION

Additional Disclosure Notification

Wells Fargo Bank, N.A., as trustee
Fax:  443-367-3307
Email:  cts.sec.notifications@wellsfargo.com

Sequoia Residential Funding, Inc.
Fax:  415-381-1773
Email:  Sequoia.Notices@redwoodtrust.com

Attn:  Corporate Trust Services- Sequoia Mortgage Trust 2010-H1, Mortgage Pass-Through Certificates, Series 2010-H1_—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 6.20[(a)][(b)][(c)] of the Pooling Agreement, dated as of April 1, 2010 (the “Agreement”), by and between Sequoia Residential Funding, Inc., as Depositor, and Wells Fargo Bank, N.A., as Trustee, with respect to Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificate, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],
as [role]

By:
Name:
Title:

I-1

EXHIBIT J

BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATE

Sequoia Mortgage Trust 2010-H1 (the “Trust”)
Mortgage Pass-Through Certificates

Re:          The Pooling Agreement, dated as of  April 1, 2010 (the “Pooling Agreement”), by and between Sequoia Residential Funding, Inc., as Depositor, and Wells Fargo Bank, N.A., as Trustee with respect to Sequoia Mortgage Trust 2010-H1 Mortgage Pass-Through Certificates.

The undersigned, a Responsible Officer of Wells Fargo Bank, N.A., as Trustee under the Pooling Agreement (the “Trustee”), certifies to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)           I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust Fund;

(2)           To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Trustee’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)           To my knowledge, the distribution information required to be provided by the Trustee under the Pooling Agreement for inclusion in the Reports is included in the Reports;

(4)           I am responsible for reviewing the activities performed by the Trustee under the Pooling Agreement, and based on my knowledge and the compliance review conducted in preparing the assessment of compliance of the Trustee required by the Pooling Agreement, and except as disclosed in the Reports, the Trustee has fulfilled its obligations under the Pooling Agreement in all material respects; and

(5)           The report on assessment of compliance with servicing criteria applicable to the Trustee for asset-backed securities of the Trustee and each Subcontractor utilized by the Trustee and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report.  Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Trustee has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer(s), custodian(s)]

Date:

WELLS FARGO BANK, N.A.,
solely in its capacity as Trustee

[Signature]
[Title]

J-1

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified below with an "X" as being applicable to the Trustee:

Regulation AB Reference	Servicing Criteria	Trustee

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
X

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT L

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the [Distribution Date Statement]	Trustee
Any information required by 1121 which is NOT included on the [Distribution Date Statement]	Depositor
Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.
Depositor

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)
Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Distribution Date Statement to Certificateholders	Trustee
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT M

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Trustee	Depositor as to (a) Trustee as to (b)
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT N

ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
All parties (as to themselves)
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.
All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Significant Obligor	Depositor

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.
Depositor Trustee
Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling Agreement.
Trustee Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer

Requires disclosure of any removal, replacement, substitution or addition of any affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer is also required.	Servicer (as to itself)/Depositor
Reg AB disclosure about any new Trustee is also required.	Depositor

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.
Depositor
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Trustee
Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

WELLS FARGO BANK, N.A.,
As Trustee

By: ____________________________________
Name:
Title:

SCHEDULE A

MORTGAGE LOAN SCHEDULE

Schedule A-1